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                                                                    EXHIBIT 23.1

                   CONSENT OF WIPFLI LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62241) pertaining to the Badger Meter Employee Savings and Stock Ownership Plan (the Plan) of our report dated June 4, 2004, with respect to the financial statements and schedules of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.

                                                                  /s/ Wipfli LLP

Milwaukee, Wisconsin
June 25, 2004

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